MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO       ANNUAL REPORT


PERFORMANCE AT A GLANCE
-------------------------------------------------------------------------------

     Comparison of the change of a $10,000 investment in Mitchell Hutchins Series Trust--Aggressive Growth Portfolio and the S&P 500 Index, from November 2, 1993 through December 31, 1999

[GRAPH]


                                  AGGRESSIVE GROWTH
                                      PORTFOLIO              S&P 500 INDEX
                                  -----------------          -------------
          11/93                        $9,890                    $9,905
          12/93                        $9,964                   $10,025
          01/94                       $10,365                   $10,366
          02/94                       $10,224                   $10,085
          03/94                        $9,734                    $9,646
          04/94                        $9,924                    $9,770
          05/94                        $9,750                    $9,929
          06/94                        $9,289                    $9,686
          07/94                        $9,449                   $10,003
          08/94                       $10,071                   $10,412
          09/94                        $9,900                   $10,158
          10/94                       $10,000                   $10,386
          11/94                        $9,469                   $10,008
          12/94                        $9,675                   $10,156
          01/95                        $9,565                   $10,419
          02/95                       $10,056                   $10,824
          03/95                       $10,257                   $11,144
          04/95                       $10,347                   $11,471
          05/95                       $10,558                   $11,929
          06/95                       $11,139                   $12,206
          07/95                       $11,831                   $12,610
          08/95                       $12,041                   $12,641
          09/95                       $12,222                   $13,175
          10/95                       $12,112                   $13,127
          11/95                       $12,292                   $13,702
          12/95                       $11,710                   $13,967
          01/96                       $11,989                   $14,442
          02/96                       $12,402                   $14,576
          03/96                       $12,464                   $14,716
          04/96                       $13,280                   $14,932
          05/96                       $13,642                   $15,316
          06/96                       $13,218                   $15,374
          07/96                       $12,216                   $14,694
          08/96                       $13,012                   $15,005
          09/96                       $14,220                   $15,848
          10/96                       $14,168                   $16,285
          11/96                       $14,664                   $17,515
          12/96                       $14,665                   $17,168
          01/97                       $15,125                   $18,239
          02/97                       $13,926                   $18,383
          03/97                       $13,265                   $17,630
          04/97                       $13,679                   $18,680
          05/97                       $15,080                   $19,822
          06/97                       $15,954                   $20,704
          07/97                       $17,814                   $22,350
          08/97                       $17,881                   $21,098
          09/97                       $19,116                   $22,252
          10/97                       $18,108                   $21,509
          11/97                       $17,828                   $22,505
          12/97                       $17,710                   $22,892
          01/98                       $17,816                   $23,144
          02/98                       $19,547                   $24,812
          03/98                       $20,723                   $26,083
          04/98                       $21,054                   $26,349
          05/98                       $19,930                   $25,896
          06/98                       $20,895                   $26,947
          07/98                       $19,587                   $26,661
          08/98                       $15,569                   $22,809
          09/98                       $16,560                   $24,271
          10/98                       $17,261                   $26,242
          11/98                       $18,728                   $27,832
          12/98                       $20,420                   $29,435
          01/99                       $20,689                   $30,665
          02/99                       $19,042                   $29,712
          03/99                       $19,611                   $30,900
          04/99                       $20,629                   $32,096
          05/99                       $20,644                   $31,338
          06/99                       $22,201                   $33,078
          07/99                       $21,977                   $32,046
          08/99                       $21,438                   $31,886
          09/99                       $21,513                   $31,012
          10/99                       $22,441                   $32,975
          11/99                       $23,459                   $33,644
          12/99                       $25,540                   $35,623



AVERAGE ANNUAL TOTAL RETURN (%), PERIODS ENDED 12/31/99
-------------------------------------------------------------------------------

                                        6 Months    1 Year      5 Years   Inception*
Aggressive Growth Portfolio               15.04      25.07       21.43      16.42
S&P 500 Index                              7.70      21.03       28.54      22.87

* Inception: since commencement of issuance on November 2, 1993.

  The investment return and the principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized.

  Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the payable dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

[Sidenote]
The graph depicts the performance of Mitchell Hutchins Series Trust--Aggressive Growth Portfolio versus the S&P 500 Index. It is important to note the Aggressive Growth Portfolio is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ANNUAL REPORT

Dear Contract Owner,                                          February 15, 2000

We are pleased to present you with the annual report for the Mitchell Hutchins Series Trust--Aggressive Growth Portfolio (the "Portfolio") for the fiscal year ended December 31, 1999.

MARKET REVIEW
-------------------------------------------------------------------------------
[ICON] Nineteen ninety-nine capped the best decade ever for U.S. stock investors. In the 1990s, the S&P 500 Index climbed 433.0% or 18.2% on an annualized basis--its best returns for any decade in history. Initial public offering volume surged to a record $75 billion in 1999. The Dow Jones Industrial Average, S&P 500 Index and NASDAQ Composite reached record highs in 1999.

     Amid the continued strength in the U.S. economy, the Federal Reserve Board raised short-term interest rates by a quarter-percentage point three times in 1999, reversing 1998's loose monetary policy. The interest-rate increases were aimed at combating inflationary pressures in the economy.

     Despite the outperformance of value stocks over growth stocks in the second quarter, growth stocks reasserted their leadership in the third and fourth quarters of 1999. Returns for growth stocks outpaced those of value stocks for the whole year, with technology stocks at the forefront of the advance. Escalating investor interest in mid-cap growth stocks--especially technology-related issues--lifted them to double-digit gains that outdistanced large-cap stocks. The Russell Mid Cap Growth Index gained 51.3% in 1999 versus 21.0% for the larger-cap S&P 500 Index. Investors showed greater recognition for mid caps' strong earnings growth rates and attractive relative valuations.

     Throughout 1999, stock selection remained critical as a narrow advance masked broader market weakness. For example, 58% of NYSE, AMEX and NASDAQ common stocks underperformed the S&P 500 by 15% or more over the 12 months ended December 31, 1999.

     Spurred by accelerating growth in wireless communications and Internet-related commerce, technology stocks were investor favorites in 1999. The tech-heavy NASDAQ Composite closed at a record high more than 50 times during the year. It gained 48.2% in the fourth quarter and 85.6% for the year.

OUTLOOK
-------------------------------------------------------------------------------
Based on the fundamental strength of holdings in the Portfolio, we remain optimistic. We are encouraged by the prospects for continued growth in corporate profits in 2000. We continue to find attractive candidates with robust earnings growth rates that meet each of our strict investment criteria. While the notion of higher interest rates raises concerns, we viewed the Federal Reserve Board's decision to raise short-term interest rates by 25 basis points three times in 1999 as a signal of the Fed's proactive approach to keep the economy in a modest growth phase and to hold inflation in check--both good developments for stocks.

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO       ANNUAL REPORT

PORTFOLIO REVIEW
-------------------------------------------------------------------------------
During the 12-month period ending December 31, 1999, stock selection resulted in double-digit returns for the Portfolio. The Portfolio returned 25.07% for the fiscal year versus a 21.03% gain for the S&P 500 Index. Stock selection in the technology sector was the primary contributor to the Portfolio's outperformance versus the S&P 500 Index.

TOP FIVE SECTORS*


As of 12/31/99                              As of 6/30/99
-------------------------------------------------------------------------------------
Technology                          38.0%   Technology                          28.0%
Healthcare Services                 10.3    Producers/Manufacturing             15.4
Retail Trade                        10.0    Retail Trade                        13.9
Consumer Services                    9.4    Healthcare Services                 10.6
Financial Services                   7.1    Financial Services                   8.8
-------------------------------------------------------------------------------------
Total                               74.8    Total                               76.7

Within the technology sector, our investment in select issues within the semiconductor and computers/office automation industries positively impacted performance. Within the health technology sub-sector, our holdings in the medical supplies, drugs/pharmaceutical and biotechnology industries boosted returns. The Portfolio's top-performing holdings in the period included Xilinx (2.9%), a specialized semiconductor company whose products are used by electronics manufacturers within the telecommunications, data processing and networking markets. Siebel Systems (3.8%), a leading provider of sales automation and customer service software, was another top contributor to performance during the year.*

TOP TEN HOLDINGS*


Name                               12/31/99 Name                               6/30/99
--------------------------------------------------------------------------------------
Integrated Device Technology         4.1%   Century Telephone                    4.1%
Siebel Systems Inc.                  3.8    Avery Dennison                       3.9
Adaptec, Inc.                        3.0    Biogen Inc.                          3.3
Centurytel, Inc.                     2.9    Zale Corp.                           3.3
Xilinx, Inc.                         2.9    American Eagle Outfitters            3.2
US Freightways Corp.                 2.8    Best Buy                             3.0
Zale Corp.                           2.8    Allergan                             2.9
Comverse Technology, Inc.            2.8    Apple Computer                       2.8
Hispanic Broadcasting Corp.          2.6    Briggs & Stratton                    2.8
Biogen Inc.                          2.5    AMBAC Financial Group                2.7
-------------------------------------------------------------------------------------
Total                               30.2    Total                               32.0

* Weightings represent percentages of Portfolio assets as of December 31, 1999, unless indicated otherwise. The Portfolio is actively managed and its composition will vary over time.

ANNUAL REPORT

The Portfolio's significant weighting in technology helped returns for most of the year. We continue to see attractive investment opportunities within the technology sector on a stock-specific basis, especially within the telecommunications and wireless communications industries, due to escalating demand worldwide.

     We believe that technology will continue to be the leader in the market, as select technology stocks retain attractive fundamentals. Over the long term, we believe these stocks will benefit from the powerful growth potential of technology companies worldwide. However, we are not ruling out a correction in U.S. technology stock prices in the short term, given high valuations in the sector.

     Amid changing conditions in the market, selectivity remains key to finding attractive companies. Applying our bottom-up stock selection, we continue to identify attractive companies in various sectors of the market.

PORTFOLIO CHARACTERISTICS*


                                                                          12/31/99
----------------------------------------------------------------------------------
Beta relative to S&P 500 Index                                               1.2
Price/Earnings Ratio(1)                                                    22.4x
Price/Book Ratio                                                            7.1x
Earnings(1)                                                                21.1%
Number of Securities                                                          72
Median Market Cap ($bln)                                                   $3.38
Net Assets ($mm)                                                           $15.5
Stocks                                                                      100%
----------------------------------------------------------------------------------

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.


Sincerely,



/s/ Margo Alexander                   /s/ Brian M. Storms

MARGO ALEXANDER                       BRIAN M. STORMS
Chairman and                          President and
Chief Executive Officer               Chief Operating Officer
Mitchell Hutchins                     Mitchell Hutchins
Asset Management Inc.                 Asset Management Inc.



* Weightings represent percentages of portfolio assets as of December 31, 1999, unless indicated otherwise. The Portfolio is actively managed and its composition will vary over time.
(1) Based on next fiscal year.

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO


PORTFOLIO OF INVESTMENTS                                      DECEMBER 31, 1999

NUMBER OF
  SHARES                                                               VALUE
---------                                                              -----
COMMON STOCKS--100.18%

AGRICULTURE, FOOD & BEVERAGE--2.60%
         4,700    Dean Foods Co.  .....................            $   186,825
         12,000   IBP, Inc. ...........................                216,000
                                                                   -----------
                                                                       402,825
                                                                   -----------

ALCOHOL--0.98%
         2,900    Coors Adolph Co.  ...................                152,250
                                                                   -----------

APPAREL, RETAIL--2.24%
         2,900    Abercrombie and Fitch Co.*  .........                 77,394
         6,000    American Eagle Outfitters Inc. ......                270,000
                                                                   -----------
                                                                       347,394
                                                                   -----------

APPAREL, TEXTILES--0.89%
         5,100    Jones Apparel Group Inc.*  ..........                138,338
                                                                   -----------

BANKS--3.53%
         5,900    Mercantile Bankshares Corp.  ........                188,431
         3,310    Old Kent Financial Corp.  ...........                117,091
         6,100    UnionBanCal Corp.  ..................                240,569
                                                                   -----------
                                                                       546,091
                                                                   -----------

CHEMICALS--3.13%
         5,100    Avery Dennison Corp. ................                371,662
         5,400    Sherwin Williams Co. ................                113,400
                                                                   -----------
                                                                       485,062
                                                                   -----------

COMPUTER HARDWARE--4.14%
         9,300    Adaptec, Inc.*  .....................                463,837
         2,800    Symbol Technologies Inc.  ...........                177,975
                                                                   -----------
                                                                       641,812
                                                                   -----------

COMPUTER SOFTWARE--13.09%
         3,300    Adobe Systems, Inc.  ................                221,925
         3,200    Compuware Corp.*  ...................                119,200
         2,800    Legato Systems Inc. .................                192,675
         2,900    Rational Software Corp.*  ...........                142,463
           800    Real Networks Inc. ..................                 96,250
         4,600    Remedy Corp.  .......................                217,925
         7,100    Siebel Systems Inc. .................                596,400
         4,900    Symantec Corp. ......................                287,262
         2,300    Synopsys Inc. .......................                153,525
                                                                   -----------
                                                                     2,027,625
                                                                   -----------

CONSUMER DURABLES--1.59%
         5,700    Furniture Brands International Inc.*                 125,400
         2,500    Maytag Corp. ........................                120,000
                                                                   -----------
                                                                       245,400
                                                                   -----------

DIVERSIFIED RETAIL--0.84%
         8,000    Family Dollar Stores Inc. ...........                130,500
                                                                   -----------

DRUGS & MEDICINE--6.77%
         7,100    Allergan, Inc.  .....................            $   353,225
         4,500    Biogen Inc.*  .......................                380,250
         1,900    Medimmune Inc.  .....................                315,162
                                                                   -----------
                                                                     1,048,637
                                                                   -----------

ELECTRIC UTILITIES--2.54%
         4,400    Calpine Corp.  ......................                281,600
         3,200    Public Service Enterprise Group, Inc.                111,400
                                                                   -----------
                                                                       393,000
                                                                   -----------

ELECTRICAL EQUIPMENT--6.90%
         2,300    Amphenol Corp. ......................                153,094
         2,950    Comverse Technology, Inc.*  .........                427,012
         2,100    Jabil Circuit Inc.*  ................                153,300
         2,600    Teradyne, Inc.*  ....................                171,600
         3,100    Waters Corp.*  ......................                164,300
                                                                   -----------
                                                                     1,069,306
                                                                   -----------

ELECTRICAL POWER--3.42%
         3,800    American Power Conversion Corp.  ....                100,225
         2,400    Commscope Inc. ......................                 96,750
         6,900    Cummins Engine Company, Inc.  .......                333,356
                                                                   -----------
                                                                       530,331
                                                                   -----------

FINANCIAL SERVICES--0.96%
         5,750    Concord EFS Inc. ....................                148,063
                                                                   -----------

FREIGHT, AIR, SEA & LAND--2.78%
         9,000    US Freightways Corp. ................                430,875
                                                                   -----------

INDUSTRIAL PARTS--1.97%
         5,700    Briggs & Stratton Corp. .............                305,663
                                                                   -----------

INDUSTRIAL SERVICES & SUPPLIES--1.00%
         4,100    Manpower Inc. .......................                154,263
                                                                   -----------

INFORMATION & COMPUTER SERVICES--7.62%
           900    Catalina Marketing Corp.*  ..........                104,175
         8,800    Medquist Inc.  ......................                227,150
         2,300    SEI Investments Corp.  ..............                273,736
         6,400    Valassis Communications Inc.*  ......                270,400
         1,600    Verisign Inc.  ......................                305,500
                                                                   -----------
                                                                     1,180,961
                                                                   -----------

LEISURE--0.74%
         6,500    Callaway Golf Co.  ..................                114,969
                                                                   -----------

LONG DISTANCE & PHONE COMPANIES--2.95%
         9,650    Centurytel, Inc.  ...................                457,169
                                                                   -----------

MEDIA--3.68%
         4,400    Hispanic Broadcasting Corp.  ........                405,762
         1,600    Univision Communications Inc.*  .....                163,500
                                                                   -----------
                                                                       569,262
                                                                   -----------

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO

NUMBER OF
  SHARES                                                               VALUE
---------                                                              -----
COMMON STOCKS--(CONCLUDED)

MEDICAL PRODUCTS--2.13%
         2,100    Bausch & Lomb, Inc.  ................            $   143,719
         2,500    Sybron International Corp.*  ........                 61,719
         2,400    VISX, Inc.*  ........................                124,200
                                                                   -----------
                                                                       329,638
                                                                   -----------

MEDICAL PROVIDERS--1.41%
         3,200    Oxford Health Plans Inc.*   .........                 40,600
         1,400    Pacificare Health Systems  ..........                 74,200
         3,500    Trigon Healthcare Inc.*  ............                103,250
                                                                   -----------
                                                                       218,050
                                                                   -----------

OTHER INSURANCE--2.16%
         6,400    AMBAC Financial Group Inc.  .........                334,000
                                                                   -----------

PUBLISHING--1.78%
         7,000    Central Newspapers Inc.  ............                275,625
                                                                   -----------

RESTAURANTS--0.63%
         5,400    Darden Restaurants, Inc.  ...........                 97,875
                                                                   -----------

SECURITIES & ASSET MANAGEMENT--0.49%
           900    Lehman Brothers Holdings, Inc.  .....                 76,219
                                                                   -----------

SEMICONDUCTOR--9.38%
        21,800    Integrated Device Technology  .......                632,200
         1,000    PMC Sierra Inc.  ....................                160,312
           300    Qlogic Corp.  .......................                 47,962
         2,300    Transwitch Corp.  ...................                166,894
         9,800    Xilinx, Inc.*  ......................                445,594
                                                                   -----------
                                                                     1,452,962
                                                                   -----------

SPECIALTY RETAIL--6.03%
         4,600    Best Buy Company, Inc.*  ............            $   230,863
         3,700    BJ's Wholesale Club Inc. ............                135,050
         1,900    Dollar Tree Stores Inc.* ............                 92,031
         1,300    Lands End Inc.  .....................                 45,175
         8,900    Zale Corp.*  ........................                430,537
                                                                   -----------
                                                                       933,656
                                                                   -----------

WIRELESS TELECOMMUNICATIONS--1.81%
         4,200    Western Wireless Corp.*  ............                280,350
                                                                   -----------
Total Investments (cost--$12,744,196)--100.18% ........             15,518,171
Liabilities in excess of other assets--(0.18)% ........                (27,661)
                                                                   -----------
Net Assets--100.00% ...................................            $15,490,510
                                                                   -----------
                                                                   -----------

--------------------
*    Non-Income producing security


                See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES                           DECEMBER 31, 1999

ASSETS
Investments, at value (cost--$12,744,196) .........................        $15,518,171
Cash ..............................................................             84,748
Receivable for investments sold ...................................            293,980
Dividends receivable ..............................................              6,634
Other assets ......................................................                860
                                                                           -----------
Total assets ......................................................         15,904,393
                                                                           -----------
LIABILITIES
Payable for investments purchased .................................            354,387
Payable to investment adviser and administrator ...................             10,257
Accrued expenses and other liabilities ............................             49,239
                                                                           -----------
Total liabilities .................................................            413,883
                                                                           -----------
NET ASSETS
Beneficial interest shares of $0.001 par value outstanding--908,033
(unlimited amount authorized) .....................................          5,514,814
Accumulated net realized gains from investments ...................          7,201,721
Net unrealized appreciation of investments ........................          2,773,975
                                                                           -----------
Net assets ........................................................        $15,490,510
                                                                           -----------
                                                                           -----------
Net asset value, offering price and redemption value per share ....        $     17.06
                                                                           -----------
                                                                           -----------


                See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO


STATEMENT OF OPERATIONS

                                                                        FOR THE
                                                                       YEAR ENDED
                                                                    DECEMBER 31, 1999
                                                                    -----------------
INVESTMENT INCOME:
Interest ........................................................      $     3,585
Dividends .......................................................           71,110
                                                                       -----------
                                                                            74,695
                                                                       -----------

EXPENSES:
Investment advisory and administration ..........................          137,591
Legal and audit .................................................           38,282
Reports and notices to shareholders .............................           35,101
Custody and accounting ..........................................           11,511
Trustees' fees ..................................................            7,500
Transfer agency fees and related service expenses ...............            1,500
Other expenses ..................................................            6,249
                                                                       -----------
                                                                           237,734
                                                                       -----------


Net investment loss .............................................         (163,039)
                                                                       -----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investments .............................        7,364,887
Net change in unrealized appreciation/depreciation of investments       (3,678,094)
                                                                       -----------
NET REALIZED AND UNREALIZED GAINS FROM INVESTMENT TRANSACTIONS ..        3,686,793
                                                                       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............      $ 3,523,754
                                                                       -----------
                                                                       -----------


                See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO


STATEMENT OF CHANGES IN NET ASSETS

                                                                             FOR THE YEARS
                                                                           ENDED DECEMBER 31,
                                                                    -----------------------------
                                                                         1999           1998
                                                                    -------------   -------------
FROM OPERATIONS:
Net investment loss .............................................   $   (163,039)   $   (150,197)
Net realized gains from investments .............................      7,364,887       2,450,043
Net change in unrealized appreciation/depreciation of investments     (3,678,094)        942,711
                                                                    ------------    ------------
Net increase in net assets resulting from operations ............      3,523,754       3,242,557
                                                                    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains from investment transactions .................             --      (2,449,404)
                                                                    ------------    ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares ............................        341,163       1,313,234
Cost of shares repurchased ......................................     (9,539,022)     (5,857,217)
Proceeds from dividends reinvested ..............................      2,449,404       3,389,606
                                                                    ------------    ------------
Net decrease in net assets from beneficial interest transactions      (6,748,455)     (1,154,377)
                                                                    ------------    ------------
Net decrease in net assets ......................................     (3,224,701)       (361,224)

NET ASSETS:
Beginning of year ...............................................     18,715,211      19,076,435
                                                                    ------------    ------------
End of year .....................................................   $ 15,490,510    $ 18,715,211
                                                                    ------------    ------------
                                                                    ------------    ------------


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Mitchell Hutchins Series Trust--Aggressive Growth Portfolio (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

     The Fund accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Portfolio, or by the Portfolio's sub-adviser, Nicholas-Applegate Capital Management ("NACM"). If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

     REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS


     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

     DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

INVESTMENT ADVISER AND ADMINISTRATOR

     The board has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is computed daily and payable monthly, at an annual rate of 0.80% of the Portfolio's average daily net assets. Mitchell Hutchins pays NACM to serve as the Portfolio's sub-adviser. Mitchell Hutchins (not the Portfolio) pays the sub-adviser a fee, computed daily and paid monthly, at an annual rate of 0.50% of the Portfolio's average daily net assets.

     For the year ended December 31, 1999, the Portfolio paid $3,708 in brokerage commissions to PaineWebber for transactions executed on behalf of the Portfolio.

SECURITY LENDING

     The Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. PaineWebber, the Portfolio's lending agent, received compensation from the Portfolio of $1,428 for the year ended December 31, 1999.

     For the year ended December 31, 1999, the Portfolio earned $2,833 net of fees, rebates and expenses, for securities lending transactions. At December 31, 1999, there were no securities on loan from the Portfolio.

BANK LINE OF CREDIT

     The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata,

NOTES TO FINANCIAL STATEMENTS


based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 1999, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at December 31, 1999 was substantially the same as the cost of securities for financial statement purposes.

     At December 31, 1999, the components of net unrealized appreciation of investments were as follows:

          Gross appreciation (investments having an excess of value over cost)............    $3,556,228
          Gross depreciation (investments having an excess of cost over value)............      (782,253)
                                                                                              ----------
          Net unrealized appreciation of investments......................................    $2,773,975
                                                                                              ----------
                                                                                              ----------

     For the year ended December 31, 1999, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $23,341,520 and $32,658,437, respectively.

FEDERAL TAX STATUS

     The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

     To reflect reclassifications arising from permanent "book/tax" differences for the year ended December 31, 1999, the Portfolio's accumulated net investment loss was increased by $163,039 and accumulated net realized gains from investment transactions were decreased by $163,039. Permanent book/tax differences are primarily attributable to net operating loss.

SHARES OF BENEFICIAL INTEREST

     There is an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                  FOR THE YEARS
                                                      ENDED
                                                   DECEMBER 31,
                                             ------------------------
                                               1999            1998
                                             ---------     ----------
Shares sold ............................       25,360         89,440
Shares redeemed ........................     (671,577)      (395,924)
Dividends reinvested ...................      182,112        255,434
                                             --------       --------
Net decrease ...........................     (464,105)       (51,050)
                                             --------       --------
                                             --------       --------

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                            -----------------------------------------------------------------------
                                                                1999          1998           1997            1996          1995
                                                            ----------     ----------     ----------      ---------      ---------
Net asset value, beginning of year ...................      $    13.64     $    13.40     $    13.09      $   11.34      $    9.65
                                                            ----------     ----------     ----------      ---------      ---------
Net investment income (loss) .........................           (0.18)         (0.12)         (0.09)         (0.10)          0.03
Net realized and unrealized gains
  from investments ...................................            3.60           2.15           2.78           2.93           2.00
                                                            ----------     ----------     ----------      ---------      ---------
Net increase from investment operations ..............            3.42           2.03           2.69           2.83           2.03
                                                            ----------     ----------     ----------      ---------      ---------
Dividends from net investment income .................              --             --             --             --          (0.02)
Distributions from net realized gains from investments              --          (1.79)         (2.38)         (1.08)         (0.32)
                                                            ----------     ----------     ----------      ---------      ---------
Total dividends and distributions ....................              --          (1.79)         (2.38)         (1.08)         (0.34)
                                                            ----------     ----------     ----------      ---------      ---------
Net asset value, end of year .........................      $    17.06     $    13.64     $    13.40      $   13.09      $   11.34
                                                            ----------     ----------     ----------      ---------      ---------
                                                            ----------     ----------     ----------      ---------      ---------
Total investment return(1) ...........................           25.07%         15.30%         20.76%         25.23%         21.04%
                                                            ----------     ----------     ----------      ---------      ---------
                                                            ----------     ----------     ----------      ---------      ---------

Ratios/Supplemental Data:
Net assets, end of year (000's) ......................      $   15,491     $   18,715     $   19,076      $  19,167      $  17,660
Expenses to average net assets .......................            1.38%          1.21%          1.18%          1.52%          1.29%
Net investment income (loss) to average net assets ...           (0.95)%        (0.70)%        (0.59)%        (0.74)%         0.23%
Portfolio turnover rate ..............................             135%            73%            89%           115%           119%

----------------------
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO


REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Mitchell Hutchins Series Trust--Aggressive Growth Portfolio


     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mitchell Hutchins Series Trust--Aggressive Growth Portfolio (the "Portfolio"), one of the Portfolios constituting Mitchell Hutchins Series Trust (the "Fund") as of December 31, 1999 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mitchell Hutchins Series Trust--Aggressive Growth Portfolio at December 31, 1999, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.



                                            /s/ Ernst & Young LLP


New York, New York
February 16, 2000

                                 ANNUAL REPORT

-------------------------------------------------------------------------------
                                                     MITCHELL

                                                     HUTCHINS SERIES

                                                     TRUST


                                                     AGGRESSIVE

                                                     GROWTH

                                                     PORTFOLIO




                                                     DECEMBER 31, 1999






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